                                                                    Exhibit 99.3

                        FIDELITY SEDGWICK HOLDINGS, INC.


                            2006 STOCK INCENTIVE PLAN


                        EFFECTIVE AS OF JANUARY 31, 2006

SECTION 1.        PURPOSE...................................................................1


SECTION 2.        ADMINISTRATION............................................................1

                  a.      Committees........................................................1
                  b.      Authority of the Board of Directors...............................1


SECTION 3.        ELIGIBILITY...............................................................1


SECTION 4.        STOCK SUBJECT TO PLAN.....................................................2

                  a.      Basic Limitation..................................................2
                  b.      Additional Shares.................................................2


SECTION 5.        AWARDS....................................................................2

                  a.      Types of Awards...................................................2
                  b.      Award Agreements..................................................2
                  c.      No Rights as a Stockholder........................................3


SECTION 6.        OPTIONS...................................................................3

                  a.      Option Agreement..................................................3


SECTION 7.        STOCK AWARDS..............................................................3

                  a.      Generally.........................................................3
                  b.      No Purchase Price Necessary.......................................3


SECTION 8.        PAYMENT FOR SHARES........................................................3

                  a.      General Rule......................................................3
                  b.      Surrender of Shares...............................................3
                  c.      Services Rendered.................................................4
                  d.      Promissory Note...................................................4
                  e.      Net Exercise......................................................4
                  f.      Exercise/Sale.....................................................4
                  g.      Exercise of Discretion............................................4


SECTION 9.        TERMINATION OF SERVICE....................................................4

                  a.      Termination of Service............................................4
                  b.      Leave of Absence..................................................5


SECTION 10.       ADJUSTMENT OF SHARES......................................................5

                  a.      General...........................................................5
                  b.      Mergers and Consolidations........................................6


SECTION 11.       SECURITIES LAW REQUIREMENTS...............................................6

                  a.      Shares Not Registered.............................................6
                  b.      California Participants...........................................6


SECTION 12.       GENERAL TERMS.............................................................7

                  a.      Nontransferability of Awards......................................7

                  b.      Restrictions on Transfer of Shares................................7
                  c.      Withholding Requirements..........................................7
                  d.      No Retention Rights...............................................7
                  e.      Unfunded Plan.....................................................7
                  f.      Successors and Assigns............................................8
                  g.      Other Payments or Awards..........................................8


SECTION 13.       DURATION AND AMENDMENTS...................................................8

                  a.      Term of the Plan..................................................8
                  b.      Right to Amend or Terminate the Plan..............................8
                  c.      Effect of Amendment or Termination................................8
                  d.      Modification, Extension and Assumption of Awards..................8


SECTION 14.       DEFINITIONS...............................................................8

                  a.      "Affiliate" ......................................................8
                  b.      "Award" ..........................................................9
                  c.      "Board of Directors"..............................................9
                  d.      "Cause"...........................................................9
                  e.      "Change in Control"...............................................9
                  f.      "Code"............................................................9
                  g.      "Committee".......................................................9
                  h.      "Company".........................................................9
                  i.      "Disability"......................................................9
                  j.      "Evercore".......................................................10
                  k.      "Fair Market Value"..............................................10
                  l.      "FNF"............................................................10
                  m.      "Initial Public Offering"........................................10
                  n.      "Nonstatutory Option"............................................10
                  o.      "Option".........................................................10
                  p.      "Parent".........................................................10
                  q.      "Permitted Holders" shall mean FNF, THL or Evercore, or any of their respective Affiliates......................................10
                  r.      "Person".........................................................10
                  s.      "Plan"...........................................................10
                  t.      "Recapitalization"...............................................10
                  u.      "Retirement" shall mean termination of Service by the Optionee who has attained the age of 65...................................10
                  v.      "Service"........................................................11
                  w.      "Share"..........................................................11
                  x.      "Stock Award"....................................................11
                  y.      "Subsidiary".....................................................11
                  z.       "THL"...........................................................11


SECTION 15.       MISCELLANEOUS............................................................11

                  a.      Choice of Law....................................................11
                  b.      Execution........................................................11

APPENDIX I CALIFORNIA SECURITIES LAW REQUIREMENTS...........................................1

                        FIDELITY SEDGWICK HOLDINGS, INC.
                            2006 STOCK INCENTIVE PLAN



SECTION 1. PURPOSE.

The purpose of the Plan is to attract and retain the best available personnel, to provide additional incentive to persons who provide services to the Company and its Subsidiaries, and to promote the success of the Company's business. Unless the context otherwise requires, capitalized terms used herein are defined in Section 14.

SECTION 2. ADMINISTRATION.

A. COMMITTEES. The Plan shall be administered by the Board of Directors or, at its election, by one or more committees consisting of one or more members who have been appointed by the Board of Directors. Each Committee shall have such authority and be responsible for such functions as may be delegated to it by the Board of Directors, and any reference to the Board of Directors in the Plan shall be construed as a reference to the Committee with respect to functions delegated to it. If no Committee has been appointed, the entire Board of Directors shall administer the Plan.

B. AUTHORITY OF THE BOARD OF DIRECTORS. The Board of Directors shall have full authority and sole discretion to take any actions it deems necessary or advisable for the administration and operation of the Plan, including, without limitation, the right to construe and interpret the provisions of the Plan or any Award, to provide for any omission in the Plan, to resolve any ambiguity or conflict under the Plan or any Award, to accelerate vesting of or otherwise waive any requirements applicable to any Award, to extend the term or any period of exercisability of any Award, to modify the purchase price or exercise price under any Award, to establish terms or conditions applicable to any Award and to review any decisions or actions made or taken by a Committee. All decisions, interpretations and other actions of the Board of Directors or, in the absence of any action by the Board of Directors, any Committee shall be final and binding on all participants and other persons deriving their rights from a participant. Notwithstanding anything to the contrary herein, no action taken by the Board of Directors shall adversely affect in any material respect the rights granted to any participant under any outstanding Award without the participant's written consent.

SECTION 3. ELIGIBILITY

The Board of Directors is authorized to grant Awards to directors, employees and consultants (subject to compliance with applicable blue sky laws) of the Company, any Subsidiary or any Affiliate of the Company; provided, however, that Awards may only be granted to directors, employees and consultants of any Affiliate of the Company that, whether as a result of their position, duties, responsibilities or otherwise, provide significant services or are expected to provide services that are material to and promotive of the success of the Company or any Subsidiary or were instrumental to the Company in connection with the acquisition by merger of Sedgwick CMS Holdings, Inc.

SECTION 4. STOCK SUBJECT TO PLAN.

a. BASIC LIMITATION. Subject to the following provisions of this Section and
Section 10, the maximum number of shares of common stock, $0.0001 par value per share, of the Company that may be issued pursuant to Awards under the Plan is 4,000,000 Shares.

b. ADDITIONAL SHARES. In the event that any outstanding Award expires, is cancelled or otherwise terminated, any shares allocable to the unexercised or unvested portion of such Award shall again be available for the purposes of the Plan. In the event that Shares issued under the Plan are reacquired by the Company pursuant to any forfeiture provision, right of repurchase, right of first offer or withholding requirements, such Shares shall again be available for the purposes of the Plan. In the event a participant pays for any Award through the delivery of (or deemed delivery of Shares, including through net settlement) Shares, the number of Shares available shall be increased by the number of Shares delivered (or deemed delivered) by the participant.

SECTION 5. AWARDS.

a. TYPES OF AWARDS. The Board of Directors may, in its sole discretion, grant Options or Stock Awards. The Company shall make Awards directly or cause one or more of its Subsidiaries to make Awards; provided, however, that the Company shall be responsible for causing any such Subsidiary to comply with the terms of any Award and the Plan.

b. AWARD AGREEMENTS. Each Award made under the Plan shall be evidenced by a written agreement between the participant and the Company, and no Award shall be valid without any such agreement. An Award shall be subject to all applicable terms and conditions of the Plan and to any other terms and conditions which the Board of Directors in its sole discretion deems appropriate for inclusion in the Award agreement provided such terms and conditions are not inconsistent with the Plan. Accordingly, in the event of any conflict between the provisions of the Plan and any such agreement, the provisions of the Plan shall prevail. Awards made to California participants shall also be subject to the applicable requirements set forth in Appendix I. Each agreement evidencing an Award shall provide, in addition to any terms and conditions required to be provided in such agreement pursuant to any other provision of this Plan, the following terms:

        (i) Number of Shares. The number of Shares subject to the Award, if any, which number shall be subject to adjustment in accordance with Section 10 of the Plan.

        (ii) Price. Where applicable, each agreement shall designate the price, if any, to acquire any Shares underlying the Award, which price shall be payable in a form described in Section 8 of the Plan and subject to adjustment pursuant to Section 10 of the Plan.

        (iii) Vesting. Each agreement shall specify the dates and events on which all or any installment of the Award shall be vested and nonforfeitable. Such provisions, may include, without limitation, a provision that Awards vest upon a Change in Control.

c. NO RIGHTS AS A STOCKHOLDER. A participant, or a transferee of a participant, shall have no rights as a stockholder with respect to any Shares covered by an Award until Shares are actually issued in the name of such person (or if Shares will be held in street name, to a broker who will hold such Shares on behalf of such person).

SECTION 6. OPTIONS.

a. OPTION AGREEMENT. The Board of Directors may, in its sole discretion, grant Options. Each Option will be a Nonstatutory Option. Each agreement evidencing an Award of Options shall contain the following information, which shall be determined by the Board of Directors, in its sole discretion:

        (i) Exercisability. Each agreement shall specify the dates and events when all or any installment of the Option becomes exercisable.

        (ii) Term. Each agreement shall state the term of each Option (including the circumstances under which such Option will expire prior to the stated term thereof), which shall not exceed eight
                (8) years from the date of grant.

        (iii) Exercise Price. The exercise price shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant.

SECTION 7. STOCK AWARDS.

a. GENERALLY. The Board of Directors may, in its sole discretion, make Stock Awards by granting or selling Shares under the Plan. A Stock Award may be made subject to a substantial risk of forfeiture or such other terms and conditions, as determined by the Board of Directors in its sole discretion. Payment in Shares of all or a portion of any bonus under any other arrangement may be treated by the Board of Directors as an Award of Shares under the Plan. A Stock Award shall not be deemed made until accepted by a participant in a manner described by the Board of Directors at the time of grant and shall thereafter be deemed to be actually issued in the name of such person (or if Shares will be held in street name, to a broker who will hold such Shares on behalf of such person) subject to any restriction on such Stock Award.

b. NO PURCHASE PRICE NECESSARY. In lieu of a purchase price, a Stock Award may be made in consideration of services previously rendered by a participant to the Company or a Subsidiary or its Subsidiaries.

SECTION 8. PAYMENT FOR SHARES.

a. GENERAL RULE. The exercise price of an Award shall be payable in cash or personal check at the time when such Shares are purchased, except as otherwise provided in this Section 8.

b. SURRENDER OF SHARES. At the sole discretion of the Board of Directors, all or any part of the purchase price or exercise price of any Award and any applicable withholding requirements may be paid by surrendering, or attesting to the ownership of, Shares that are already owned by the participant. Such Shares shall be surrendered to the Company in good form for transfer and shall be valued at their Fair Market Value on the date when the Award is exercised or purchased. The participant shall not surrender, or attest to the ownership of, Shares in payment of any portion of the exercise price (or withholding) of an Option if such action would cause the Company or any Subsidiary to recognize a compensation expense (or additional compensation expense) with respect to the applicable Option for financial reporting purposes, unless the Board of Directors consents thereto.

c. SERVICES RENDERED. At the sole discretion of the Board of Directors, Shares may be awarded under the Plan in consideration of services rendered to the Company, a Parent or a Subsidiary prior to or after the Award.

d. PROMISSORY NOTE. At the sole discretion of the Board of Directors, all or a portion of the purchase price or exercise price of an Award and any applicable withholding requirements may be paid with a full-recourse promissory note. However, the par value of the Shares, if newly issued, shall be paid in cash. The Shares shall be pledged as security for payment of the principal amount of the promissory note and interest thereon. The interest rate payable under the terms of the promissory note shall not be less than the minimum rate (if any) required to avoid the imputation of additional interest under the Code. Subject to the foregoing, the Board of Directors (at its sole discretion) shall specify the term, interest rate, amortization requirements (if any) and other provisions of such note.

e. NET EXERCISE. In lieu of paying the exercise price, at any time when the Company is not required to file periodic reports under Section 13(a) or 15(d) of Securities Exchange Act of 1934, payment of all or any portion of the exercise price under any Option granted under the Plan and any applicable withholding requirements may be made by reducing the number of Shares otherwise deliverable pursuant to the Option by the number of such Shares having a Fair Market Value equal to the exercise price and any applicable withholding amount.

f. EXERCISE/SALE. At the sole discretion of the Board of Directors, at any time on or after an Initial Public Offering, payment may be made in whole or in part by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Shares acquired upon the exercise of the Option or purchase of an Award and to deliver all or part of the sales proceeds to the Company in payment of all or part of the purchase price and any withholding requirements.

g. EXERCISE OF DISCRETION. Should the Board of Directors exercise its sole discretion to permit the participant to pay the exercise price of an Award in whole or in part in accordance with Subsections (b) through (f) above, it shall not be bound to permit such alternative method of payment for the remainder of any such Award or with respect to any other Award or participant under the Plan.

SECTION 9. TERMINATION OF SERVICE.

a. TERMINATION OF SERVICE. If a participant's Service terminates for any reason, then unless the Award agreement provides otherwise:

        (i) Options. Outstanding Options shall expire on the earlier of: (A) the expiration of their term, (B) twelve (12) months following termination of the participant's Service as a result of death, Disability or Retirement, (C) three (3) months following termination of the participant's Service without Cause, or (D) the date of termination of the participant's Service if such termination is for Cause or if such termination is voluntary by the participant. However, a participant (or in the case of the participant's death or Disability, the participant's representative) may exercise all or a part of the participant's Options at any time before the expiration of such Options under the preceding sentence only to the extent that such Options had become exercisable for vested Shares (in accordance with the terms of such Option or otherwise under the Plan) on or before the date the participant's Service terminates. The balance of the Options (which are not exercisable and vested on the date participant's Service terminates) shall lapse when the participant's Service terminates. For this purpose, if a participant is party to an employment agreement between the participant and the Company (or, if applicable, the Subsidiary or Affiliate employing the participant), termination without Cause shall include termination of the participant's Service (a) on expiration of the scheduled employment term in the employment agreement (if the employment agreement contains a scheduled term) and (b) for "Good Reason" as defined in the employment agreement (if the employment agreement contains a definition of Good Reason).

        (ii) Stock Awards. The terms of the applicable Stock Award agreement shall govern the terms and conditions of a participant's Award with respect to termination of service.

b. LEAVE OF ABSENCE. For purposes of this Section, Service shall be deemed to continue while a participant is a bona fide leave of absence, if such leave is approved by the Company or applicable Subsidiary in writing or if continued crediting of service for this purpose is expressly required by the terms of such leave or by applicable law (as determined by the Board of Directors).

SECTION 10. ADJUSTMENT OF SHARES.

a. GENERAL. If there shall be a Recapitalization, an adjustment shall be made to the number of shares authorized by Section 4 hereof and each outstanding Award such that each such Award shall thereafter be exercisable or payable, as the case may be, in such securities, cash and/or other property as would have been received in respect of Shares subject to such Award had such Award been exercised and/or settled in full immediately prior to such Recapitalization and such an adjustment shall be made successively each time any such change shall occur. In addition, in the event of any Recapitalization, to prevent dilution or enlargement of participants' rights under the Plan, the Board of Directors shall, and will have the authority, to adjust, in a fair and equitable manner, the number and kind of Shares that may be issued under the Plan, the number and kind of Shares subject to outstanding Awards, and the purchase price applicable to outstanding Awards. Should the vesting of any Award be conditioned upon the Company's attainment of performance conditions, the Board of Directors may make such adjustments to the terms and conditions of such Awards and the criteria therein to recognize unusual and nonrecurring events affecting the Company or in response to changes in applicable laws, regulations or accounting principles.

b. MERGERS AND CONSOLIDATIONS. If the Company is to be consolidated with or acquired by another entity in a merger, sale of all or substantially all of the Company's assets or otherwise, or in the event of any other transaction that constitutes a Change in Control, outstanding Awards shall be subject to the agreement of merger or consolidation or other agreement for such transaction. Such agreement, without the participants' consent, may provide for:

        (i) The continuation or assumption of such outstanding Awards under the Plan by the Company (if it is the surviving corporation) or by the surviving corporation or its parent;

        (ii) The substitution by the surviving corporation or its parent of stock awards with substantially the same terms for such outstanding Awards;

        (iii) The acceleration of the vesting of or right to exercise such outstanding Awards immediately prior to or as of the date of the merger or consolidation, and the expiration of such outstanding Awards to the extent not vested, or not timely exercised or purchased by the date of the merger or consolidation or other date thereafter designated by the Board of Directors; or

        (iv) The cancellation of all or any portion of such outstanding Awards by a cash payment of the excess, if any, of the fair market value of the Shares subject to such outstanding Awards or portion thereof being canceled over the purchase price with respect to such Awards or portion thereof being canceled.

SECTION 11. SECURITIES LAW REQUIREMENTS.

A. SHARES NOT REGISTERED. Shares shall not be issued under the Plan unless the issuance and delivery of such Shares comply with (or are exempt from) all applicable requirements of law, including (without limitation) the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, state securities laws and regulations, and the regulations of any stock exchange or other securities market on which the Company's securities may then be traded. Except as may be provided in an Award agreement, the Company shall not be obligated to file any registration statement under any applicable securities laws to permit the purchase or issuance of any Shares under the Plan, and accordingly any certificates for Shares may have an appropriate legend or statement of applicable restrictions endorsed thereon. Each participant and any person deriving its rights from any participant shall, as a condition to the exercise or purchase of an Award under the Plan, deliver to the Company an agreement or certificate containing such representations, warranties and covenants as the Company may deem necessary or appropriate to ensure that the issuance of Shares is not required to be registered under any applicable securities laws.

b. CALIFORNIA PARTICIPANTS. If an Award shall be granted to a participant based in California, then such Award shall meet the additional requirements set forth in Appendix I.

SECTION 12. GENERAL TERMS.

a. NONTRANSFERABILITY OF AWARDS. No Award (other than vested, unrestricted Stock Awards) may be transferred, assigned, pledged or hypothecated by any participant during the participant's lifetime, whether by operation of law or otherwise, or be made subject to execution, attachment or similar process, except by beneficiary designation, will or the laws of descent and distribution. Subject to the limitations contained in this Section, an Option or other right to acquire Shares under the Plan, may be exercised during the lifetime of the participant only by the participant or by the participant's guardian or legal representative. Such Option or other right shall not be transferable and shall be exercisable only by the participant to whom such right was granted, except in the case of a transfer by the participant to its affiliate with the prior written consent of the Board of Directors in its sole discretion.

b. RESTRICTIONS ON TRANSFER OF SHARES. Any Shares issued under the Plan shall be subject to such vesting and special forfeiture conditions, repurchase rights, rights of first offer and other transfer restrictions as the Board of Directors may determine. Such restrictions shall be set forth in the applicable Award agreement, and shall apply in addition to any restrictions that may apply to holders of Shares generally.

c. WITHHOLDING REQUIREMENTS. As a condition to the receipt of Shares pursuant to the purchase, receipt or vesting of Shares pursuant to an Award, a participant shall make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding obligations that may arise in connection with such receipt or purchase. The participant shall also make such arrangements as the Board of Directors may require for the satisfaction of any federal, state, local or foreign withholding obligations that may arise in connection with the disposition of Shares acquired pursuant to the exercise of an Option.

d. NO RETENTION RIGHTS. Nothing in the Plan or in any Award granted under the Plan shall confer upon a participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining the participant) or of the participant, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without Cause.

e. UNFUNDED PLAN. Participants shall have no right, title or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, nor a fiduciary relationship between the Company and any participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the rights of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

f. SUCCESSORS AND ASSIGNS. The terms of this Plan shall be binding upon and inure to the benefit of the Company and its successors and assigns.

g. OTHER PAYMENTS OR AWARDS. Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.


SECTION 13. DURATION AND AMENDMENTS.

a. TERM OF THE PLAN. The Plan, as set forth herein, shall become effective on the date of its adoption by the Board of Directors, subject to the approval of the majority of the Company's stockholders. If a majority of the stockholders fail to approve the Plan within 12 months of its adoption by the Board of Directors, any Awards that have already been made shall be rescinded, and no additional Awards shall be made thereafter under the Plan. The Plan shall terminate automatically on the day preceding the tenth anniversary of its adoption by the Board of Directors unless earlier terminated pursuant to Subsection (b) below.

b. RIGHT TO AMEND OR TERMINATE THE PLAN. The Board of Directors may amend, suspend or terminate the Plan at any time and for any reason; provided, however, that any amendment of the Plan which increases the maximum number of Shares issuable to any person or available for issuance under the Plan in the aggregate (except as provided in Section 10) or changes the legal entity authorized to make Awards under this Plan from the Company (or its successor) to any other legal entity, shall be subject to the approval of the Company's stockholders. Stockholder approval shall not be required for any other amendment of the Plan unless required by applicable law or the rules of any securities exchange.

c. EFFECT OF AMENDMENT OR TERMINATION. Any amendment of the Plan shall not adversely affect in any material respect any participant's rights under any Award previously made or granted under the Plan without the participant's consent. No Shares shall be issued or sold under the Plan after the termination thereof, except pursuant to an Award granted prior to such termination. The termination of the Plan shall not affect any Awards outstanding on the termination date.

d. MODIFICATION, EXTENSION AND ASSUMPTION OF AWARDS. Within the limitations of the Plan, the Board of Directors may modify, extend or assume outstanding Awards or may provide for the cancellation of outstanding Awards in return for the grant of new Awards for the same or a different number of Shares and at the same or a different price. The foregoing notwithstanding, no modification of an Award shall, without the consent of the participant, materially impair the participant's rights or increase the participant's obligations under such Award or impair the economic value of any such Award.

SECTION 14. DEFINITIONS.

a. "AFFILIATE" of any particular Person means any other Person controlling, controlled by or under common control with such particular Person or, with respect to any individual, such individual's spouse and descendants (whether natural or adopted) and any trust, partnership, limited liability company or similar vehicle established and maintained solely for the benefit of

(or the sole members or partners of which are) such individual, such individual's spouse and/or such individual's descendants. For the avoidance of doubt, as of the date of this Plan, FNF is an Affiliate of the Company.

b. "AWARD" shall mean an Option or a Stock Award.

c. "BOARD OF DIRECTORS" shall mean the Board of Directors of the Company, as constituted from time to time.

d. "CAUSE" shall mean with respect to a participant "Cause" as defined in any employment agreement between the participant and the Company (or, if applicable, the Subsidiary or Affiliate employing the participant) or if the participant is not a party to an employment agreement or "cause" is not defined therein, the following, in any case unless another meaning is specifically provided by the Board of Directors or in the participant's Award agreement:

        (i)     Any conviction or plea of guilty or nolo contendere to a felony,

        (ii)    Any willful material misconduct or gross negligence, or

        (iii) Any willful breach of any material written policy or any willful material breach of any confidential or proprietary information, non-compete or non-solicitation covenant for the benefit of the Company or any of its Affiliates.

e. "CHANGE IN CONTROL" shall mean the consummation of a transaction, whether in a single transaction or in a series of related transactions that are consummated contemporaneously (or consummated pursuant to contemporaneous agreements) whereby a "person" or "group" (as such terms are used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended), other than the Permitted Holders, shall become the "beneficial owner" (as defined in Rules 13(d)-3 and 13(d)-5 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of more than the greater of (A) 35% of the outstanding shares of capital stock of the Company and (B) the percentage of the then outstanding voting stock of the Company owned, directly or indirectly, beneficially by the Permitted Holders. A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

f. "CODE" shall mean the Internal Revenue Code of 1986, as amended.

g. "COMMITTEE" shall mean a committee of the Board of Directors, as described in
Section 2(a).

h. "COMPANY" shall mean Fidelity Sedgwick Holdings, Inc., a Delaware corporation.

i. "DISABILITY" shall mean with respect to a participant, (i) "disability" as defined in any employment agreement between the participant and the Company (or, if applicable, the Subsidiary or Affiliate employing the participant) or (ii) if the participant is not a party to an employment agreement or "disability" is not defined therein, the participant's inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental



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

impairment, as determined by the Board of Directors in its sole discretion, unless another meaning is specifically provided in the participant's Award agreement.

j. "EVERCORE" means Evercore Capital Partners II, L.P.

k. "FAIR MARKET VALUE" shall mean the fair market value of a Share, as determined by the Board of Directors in good faith. Such determination shall be conclusive and binding on all persons.

l. "FNF" means Fidelity National Financial, Inc.

m. "INITIAL PUBLIC OFFERING" shall mean a firm commitment underwritten public offering of Shares or other event the result of which is that Shares are tradable on the New York Stock Exchange, American Stock Exchange, NASDAQ National Market or similar market system.

n. "NONSTATUTORY OPTION" shall mean a stock option not described in Sections 422(b) of the Code.

o. "OPTION" shall mean a Nonstatutory Option granted under the Plan and entitling the holder to purchase Shares.

p. "PARENT" shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

q. "PERMITTED HOLDERS" shall mean FNF, THL or Evercore, or any of their respective Affiliates.

r. "PERSON" shall be construed broadly and shall include, without limitation, an individual, a partnership, an investment fund, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

s. "PLAN" shall mean this Fidelity Sedgwick Holdings, Inc. 2006 Stock Incentive Plan.

t. "RECAPITALIZATION" shall mean an event or series of events affecting the capital structure of the Company such as a stock split, reverse stock split, stock dividend, extraordinary cash dividend, distribution, recapitalization, combination or reclassification of the Company's securities.

u. "RETIREMENT" shall mean termination of Service by the Optionee who has attained the age of 65.



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

v. "SERVICE" shall mean service as an employee, director or consultant of the Company or any Subsidiary or Affiliate. A participant's Service shall not be deemed to have terminated until the Participant ceases to provide Service to the Company or any Subsidiary or Affiliate.

w. "SHARE" shall mean one share of common stock of the Company, with a par value of $0.0001 per Share.

x. "STOCK AWARD" shall have the meaning described in Section 7(a).

y. "SUBSIDIARY" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

z. "THL" means collectively, Thomas H. Lee Equity Fund V, L.P., a Delaware limited partnership, Thomas H. Lee Parallel Fund V, L.P., Thomas H. Lee Cayman Fund V, L.P., Thomas H. Lee Investors Limited Partnership, Putnam Investment Holdings, LLC, Putnam Investments Employees' Securities Company I LLC, and Putnam Investments Employees' Securities Company II, LLC.

SECTION 15. MISCELLANEOUS.

a. CHOICE OF LAW. This Plan shall be governed by, and construed in accordance with, the laws of the State of New York, as such laws are applied to contracts entered into and performed in such State.

b. EXECUTION. To record the adoption of the Plan by the Board of Directors, the Company has caused its authorized officer to execute the same.



                                FIDELITY SEDGWICK HOLDINGS, INC.



                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title: President



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

                                   APPENDIX I
                     CALIFORNIA SECURITIES LAW REQUIREMENTS

The terms of this Appendix I apply only to Awards that would be subject to
Section 25110 of the California Corporations Code or any successor law but for the exemption contained in Section 25102(o) of the California Corporation Code (or any successor law). For purposes of determining the applicability of the California securities law requirements contained in this Subsection, all Awards shall be deemed made in the State in which the participant is principally employed by the Company or any Parent or Subsidiary (as determined by the employer's records) on the date of grant or issuance of the Award. Except as modified by the provisions of this Appendix I, all the other relevant provisions of the Plan shall be applicable to such Awards.

                (i) Number of Securities. At no time shall the total number of securities issuable upon exercise of all outstanding Awards and the total number of Shares provided for under this or any stock bonus or similar plan or agreement of the Company exceed the applicable percentage calculated in accordance with Title 10 California Code of Regulations, Chapter 3, Subchapter 2, Article 4, Subarticle 4, Section 260.140.45.

                (ii) Exercise Price. The Exercise Price of an Option shall not be less than eighty-five percent (85%) of the Fair Market Value on the date of grant.

                (ii) Purchase Price. The purchase price of an Award of Shares shall not be less than eighty-five percent (85%) of the Fair Market Value on the date of issuance.

                (iv) Vesting and Exercisability. Except in the case of an Option granted to a Consultant, officer of the Company (or any Parent or Subsidiary), or any member of the Board of Directors, each Option shall become exercisable and vested with respect to at least twenty percent (20%) of the total number of Shares subject to such Option each year, beginning no later than one (1) year after the date of grant.

                (v) Repurchase Rights. Except in the case of an Award granted or issued to a Consultant, officer of the Company (or any Parent or Subsidiary), or any member of the Board of Directors, any rights of the Company to repurchase Shares acquired under the Plan applicable to a participant whose Service terminates:

                (A) Shall be exercised by the Company (if at all) within ninety (90) days after the date the participant's Service terminates (or for Shares upon the exercise of an Award after Service terminates, within ninety (90) days after the date of such exercise) and shall terminate on the date of an Initial Public Offering, and

                (B) Shall lapse at the rate of at least twenty percent (20%) of the Shares subject to such Award per year (regardless of the portion of the Award exercised or exercisable), with the initial lapse to occur no later than one (1) year after the date of grant, to the extent the repurchase right permits repurchase at less than Fair Market Value. Any repurchase right shall not be exercisable for less than the original purchase price paid by a participant.

                (v)     Limited Transferability Rights.



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


                (A) A Nonstatutory Option or other right to acquire shares (other than an ISO) may, to the extent permitted by the Board of Directors, be assigned in whole or in part during the participant's lifetime (1) as a gift to one or more members of the participant's immediate family or
                        (2) by instrument to an inter vivos or testamentary trust in which such Award is to be passed to beneficiaries upon the death of the trustor (settlor). The terms applicable to the assigned portion shall be the same as those in effect for the Award immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Board of Directors may deem appropriate.


                (B) Except as provided in Subsection (A) above, an Award may not be assigned or transferred other than by will or by the laws of descent and distribution following the participant's death.


        (vi) Financial Reports. The Company shall deliver a financial statement at least annually to each participant holding Awards or Shares issued under the Plan, unless such participant is a key employee whose duties in connection with the Company assure such individual access to equivalent information.



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